Exhibit 20.1

                      Chase Manhattan Grantor Trust 1996-A
                         Statement to Certificateholders
                                 March 15, 1999




---------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------
               ORIGINAL          PRIOR                                                                         CURRENT
                FACE           PRINCIPAL                                                REALIZED  DEFERRED     PRINCIPAL
  CLASS         VALUE           BALANCE        INTEREST    PRINCIPAL       TOTAL         LOSSES   INTEREST     BALANCE
---------------------------------------------------------------------------------------------------------------------------
    A     1,474,263,764.33   229,140,141.11  992,940.61  17,194,487.13   18,187,427.74    0.00      0.00     211,945,653.98
---------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,474,263,764.33   229,140,141.11  992,940.61  17,194,487.13   18,187,427.74    0.00      0.00     211,945,653.98
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
            FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                PASS-THROUGH RATES
-------------------------------------------------------------------------------------------
           PRIOR                                       CURRENT                    CURRENT
         PRINCIPAL                                    PRINCIPAL                  PASS-THRU
 CLASS    FACTOR     INTEREST   PRINCIPAL    TOTAL     FACTOR             CLASS   RATE
-------------------------------------------------------------------------------------------
    A   155.4268284  0.673516   11.663101  12.336617 143.7637274            A    5.200000%
-------------------------------------------------------------------------------------------
 TOTALS 155.4268284  0.673516   11.663101  12.336617 143.7637274
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

--------------------------------------------------------------------------------


 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999
--------------------------------------------------------------------------------

                                 MONTHLY REPORT

I.     Monthly Expense Summary
          A. Servicing Fee Disbursement                                        190,950.12
          B. Cash Collateral Account Expense                                         0.00
          C. Total Expenses Paid (per $1000 of Original Principal Amount)        0.129522

 II.   Cash Collateral Account Deposit Amount                                        0.00

 III.  Outstanding Advance Summary
          A. From Prior Period                                               3,741,279.76
          B. From Current Period                                             3,823,339.25
          C. Change in Amount Between Periods (Line B - A)                      82,059.49

 IV.   Available Cash Collateral Account Information for Due Period
          A. Available Cash Collateral Amount                               11,457,007.06
          B. Available Cash Collateral Amount Percentage                           5.0000%

 V.    Available Cash Collateral Account Information for Next Period
          A. Available Cash Collateral Amount                               11,056,978.23
          B. Available Cash Collateral Amount Percentage                           5.2169%

 VI.   Required Cash Collateral Amount
          A. For the Current Collection Period                              11,457,007.06
          B. For the Next Collection Period                                 11,056,978.23

 VII.  Payment Summary for Servicer
          A. Monthly Servicing Fees
                 1. Scheduled Monthly Servicing Fee                            190,950.12

          B. Monthly Disbursements to Servicer

                 1. Monthly Servicing Fee and Unpaid Servicing Fee             190,950.12
                 2. Reimbursed Advance Amount                                  265,252.69
                 3. Net Investment Earnings on Certificate Account                   0.00
                 4. Total (Lines 1 thru 3)                                     456,202.81

          C. Advance by Servicer                                               347,312.18
          D. Net Disbursement to Seller (Lines B - C)                          108,890.63

 VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct            0.00

 IX.   Disbursements on Cash Collateral Loan
          A. Interest Payment on Loan                                            1,570.80
          B. Fees and Expenses on Loan                                               0.00
          C. Principal Payment on Loan                                         400,028.82

 X.    Repayment to Seller
          A. From Available Cash Collateral Funds                               40,410.23
          B. From Certificate Account
                 1. Excess Funds                                               394,200.42
                 2. Certificate Amount Surplus                                       0.00
                 3. Excess Amount (Lines 1 - 2)                                394,200.42
          C. Excess Amount Paid Seller (Lines A + B)                           434,610.65

 XI.   Recoveries of Defaulted Receivables for Due Period                       47,845.50
 XII.  Recoveries of Interest Delinquencies for Due Period                     265,252.69

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                                 MONTHLY REPORT



 I.    Available Amount in the Certificate Account
          A. Credits

                 1.   Payments form Obligors Applied to Collection Period
                         a. Principal Payments                                            16,864,165.80
                         b. Recovery of Advance                                              254,412.62
                         c. Other Interest Payments                                        1,384,533.39
                         d. Total (A thru C)                                              18,503,111.81

                 2.  Repurchase Amount from Repurchased Receivables
                         a. Principal before Cutoff Date                                           0.00
                         b. Interest before Cutoff Date                                            0.00
                         c. Principal Payments                                               136,049.54
                         d. Recovery of Advance                                                2,744.35
                         e. Other Interest Payments                                              767.49
                         f. Total (A thru E)                                                 139,561.38

                 3.  Reversal from Defaulted Contracts                                             0.00

                 4.  Recovery of Defaulted Receivables                                        47,845.50

                 5.  Recovery Amount Before Cutoff Date (Excluding
                     Repurchased Receivables
                         a. Principal                                                              0.00
                         b. Interest                                                               0.00
                         c. Total (A thru B)                                                       0.00

                 6.  Investment Earnings on Certificate Account                                    0.00

                 7.  Net Adjustments                                                               0.10

                 8.  Advance by Servicer                                                     347,312.18

                 9.  Overpayment from Obligors                                                     0.00

                 10. Total Credits                                                        19,037,830.97

          B. Debits
                 1.  Overpayments from Obligors                                                    0.00

                 2.  Recovery Amount Before Cutoff Date to Seller
                         a. Principal                                                              0.00
                         b. Interest.                                                              0.00
                         c. Total (Lines A thru B)                                                 0.00

                 3.  Reversal from Defaulted Contracts                                             0.00

                 4.  Reimbursement of Advance
                         a. From Payments of Non-Defaulted Receivables                       257,156.97
                         b. From Recovery of Defaulted Receivable                                  0.00
                         c. Total (Lines A thru B)                                           257,156.97

                 5. Net Investment Earnings on Certificate Account                                 0.00

                 6. Total Debits (Lines 1 thru 5)                                            257,156.97

          C. Total Available Amount                                                       18,780,674.00


 [Image]      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT


 II.   Reimbursement of Advance on Defaulted Receivables
          A. Recovery of Advance                                                               2,474.46
          B. Unreimbursed Advance from Prior Period                                                0.00
          C. Reimbursed Amount (Min: Lines A and B)                                                0.00

 III.  Excess Collections for Collection Period
          A. Excess Spread Amount                                                            548,905.64
          B. Net Recovery of Defaulted Receivables

                 1. Recovery of Defaulted Receivables                                         47,845.50

                 2. Reimbursement of Advance                                                       0.00

                 3. Net Recovery of Defaulted Receivables (Lines 1-2)                         47,845.50

          C. Excess Spread Amount to this Periods Defaulted Receivables

                 1. Balance on Defaulted Receivables
                         a. Principal                                                        194,271.79
                         b. Advanced Interest                                                  8,095.72
                         c. Unadvanced Interest                                                  183.21
                         d. Total (Lines A thru C)                                           202,550.72

                 2. Amount Applied to Default Balance
                    (Min: Lines A+B and C.1)                                                 202,550.72

          D. Principal Carryover Shortfall                                                         0.00

          E. Adjustment to Excess Collection                                                       0.00

          F. Excess Collections                                                              394,200.42

 IV.   Scheduled Monthly Disbursements
          A. Unreimbursed Advance on Defaulted Receivables                                         0.00
          B. Principal and Interest to Certificateholders

                 1. Monthly Prinicpal
                         a. From Repurchsed Receivables                                      136,049.54
                         b. From Defaulted Receivables                                       194,271.79
                         c. Principal Payment                                             16,864,165.80
                         d. Total (Lines A thru C)                                        17,194,487.13

                 2. Monthly Interest                                                         992,940.61

                 3. Unpaid Interest                                                                0.00

                 4. Principal Carryover Shortfall                                                  0.00

                 5. Total                                                                 18,187,427.74

          C. Servicing Fee to Servicer

                 1. Monthly Servicing Fee                                                    190,950.12
                 2. Overdue Monthly Servicing Fee                                                  0.00
                 3. Total (Lines 1 thru 2)                                                   190,950.12

          D. Total (Lines A thru C)                                                       18,378,377.86

 V.    Payment Deficiency Amount
          A. Scheduled Monthly Disbursements                                              18,378,377.86
          B. Available Distribution Amount

                 1. Available Amount in Certificate Account                               18,780,674.00
                 2. Excess Collections in Certificate Account                                394,200.42
                 3. Reimbursed Advance on Defaulted Receivables from Excess Spread             8,095.72
                 4. Available Distribution Amount (Lines 1-2-3)                           18,378,377.86

          C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                                 0.00

 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT


 VI.   Cash Collateral Account Withdrawal
          A. Available Cash Collateral Amount for the Collection Period                   11,457,007.06
          B. Payment Deficiency Amount                                                             0.00
          C. Cash Collateral Account Withdrawal                                                    0.00

 VII.  Disbursements from the Certificate Account with CCA Withdrawal


          A. Available Distribution Amount

                 1. Available Distribution Amount from Certificate Account                18,780,674.00
                 2. Excess Collections                                                       394,200.42
                 3. Cash Collateral Account Withdrawal                                             0.00
                 4. Reimbursed Advance on Defaulted Receivables from Excess Spread             8,095.72
                 5. Available Amount (Lines 1 - 2 + 3 - 4)                                18,378,377.86

          B. Disbursements of Advance on Defaulted Receivables                                     0.00

          C. Disbursements to Certificateholders                                          18,187,427.74

          D. Monthly Servicing Fee and Overdue Servicing Fee                                 190,950.12

          E. Excess Funds from Certificate Account

                 1. Available Amount after Distribution (Lines A - B - C - D)                      0.00
                 2. Excess Collections                                                       394,200.42
                 3. Excess Funds (Lines 1 + 2)                                               394,200.42

 VII.  Average Certificate Principal Balance for the Collection Period
          A. Beginning Balance                                                           229,140,141.11
          B. Ending Balance                                                              211,945,653.98
          C. Average Balance (Lines (A + B) / 2)                                         220,542,897.55

 IX.   Delinquency and Defaults Information

                      --------------------------------------------------------
                                              Group 1

                                                Delinquency         Principal
                      Period         Number        Amount            Balance
                      ------         ------     -----------         ---------
                      30-59 days       816      559,092.06        5,331,825.87
                      60-89 days       170      173,719.75        1,172,002.24
                      90-119 days       64       95,523.97          485,498.73
                      120+149 days      33       65,329.97          280,315.05
                      150+179 days      13       30,730.02           86,363.74
                      180+209 days      15       37,996.46          107,981.67
                      210+239 days       3        7,224.30           17,898.14
                      240+Days
                      Delinquent         0            0.00                0.00
                         Total        1114      969,616.53        7,481,885.44

                      --------------------------------------------------------



          B. Principal Amount of Loans in Defaulted Receivbles                               194,271.79

          C. Delinquency Percentage

                 1. Outstanding Principal Balance for Delinquency >= 60 Days               2,150,059.57

                 2. Portfolio Principal Ending Balance for the Collection Period         211,945,653.98

                 3. Delinquency Percentage                                                       1.0144%


 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT

 X.    Portfolio Average Delinquency Rate
          A. Delinquency Rate for Second Prior Period                                             0.881
          B. Delinquency Rate for Prior Period                                                   1.0347%
          C. Delinquency Rate for Current Period                                                  1.014
          D. Average Deliquency Rate                                                             0.9767%

 XI.   Portfolio Average Three Due Periods Charge Off Rate
          A. Charge Off Rate for Second Prior Period                                             0.7979%
          B. Charge Off Rate for Prior Period                                                    0.4412%
          C. Charge Off Rate for Current Period

                 1. Principal Recoveries of Defaulted Receivables                             43,596.26

                 2. Principal on Defaulted Receivables                                       194,271.79

                 3. Average Pool Balance for Collection Period                           220,542,897.55

                 4. Charge Off Rate (12 * (Lines (2 - 1) / 3)                                    0.8198%

          D. Average Charge Off Rate ((Lines A thru C) / 3)                                      0.6863%

 XII.  Required Cash Collateral Amount for Next Collection Period
          A. Cash Collateral Floor Amount

                 1. Maximum Amount                                                        11,056,978.23

                 2. Possible Floor Amount
                         a. Pool Principal Balance at the Beginning of
                            Collection Period                                            229,140,141.11
                         b. Cumulative Monthly Interest Through Final
                            Distribution Date                                             34,752,921.40
                         c. Cumulative Monthly Servicing Fee Through Final
                            Distribution Date                                              6,683,254.12
                         d. Total (Lines A thru C)                                       270,576,316.63

                 3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                       11,056,978.23

          B. Possible Cash Collateral Amount

                 1. Cash Collateral Percentage

                         a. Average Three Period Delinquency Percentage                          0.9767%
                         b. Delinquency Percentage Trigger                                       1.2500%
                         c. Average Three Period Charge Off Rate                                 0.6863%
                         d. Charge Off Rate Trigger                                              1.2500%
                         e. Maximum Cash Collateral Percentage Specified                         7.0000%
                         f. Minimum Cash Collateral Percentage Specified                         5.0000%
                         g. Cash Collateral Percentage Applied (If a>b or c>d,
                            then e, else f)                                                      5.0000%

                 2. Pool Principal Balance                                               211,945,653.98

                 3. Possible Amount                                                       10,597,282.70

          C. Required Cash Collateral Amount (Max: Lines A & B)                           11,056,978.23

 XIII. Deposit to Cash Collateral Account
          A. Excess Funds from Certificate Account                                           394,200.42
          B. Required Deposit to Cash Collateral Account

                 1. Required Cash Collateral Amount for Next Period                       11,056,978.23

                 2. Available Cash Collateral Amount                                      11,457,007.06

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                                 0.00

          C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                          0.00

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT


 XIV.  Memorandum Spread Account Unfunded Amount
          A. Memorandum Spread Account Cap

                 1. Cash Collateral Floor Amount                                          11,056,978.23

                 2. Possible Cap
                         a. Pool Principal Balance                                       211,945,653.98
                         b. Memorandum Spread Account Cap Percentag

                 1. Average Three Period Charge Off Rate                                         0.6863%

                 2. Minimum Charge Off Rate Trigger                                              1.2500%

                 3. Average Three Period Delinquency Rate                                        0.9767%

                 4. Minimum Delinquency Percentage                                               1.2500%

                 5. Minimum Cap Percentage Specified                                             1.0000%

                 6. Maximum Cap Percentage Specified                                             2.0000%

                 7. Memorandum Spread Account Cap Percentage
                                             (If 1<=2 and 3<=4 then 5 else 6)                    1.0000%
                         c. Possible Amount (Lines a * b)                                  2,119,456.54

                 3. Memorandum Spread Account Cap (Max: Lines (1 + 2))                    11,056,978.23

          B. Memorandum Spread Account Amount

                 1. Available Cash Collateral Amount                                      11,457,007.06

                 2. Cash Collateral Account Deposit                                                0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Principal Balance on Cash Collateral Loan                                400,028.82

                 5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)       11,056,978.24

          C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                      0.00

 XV.   Available Cash Collateral Payment Funds
          A. Certificate Account Surplus

                 1. Excess Funds from Certificate Account                                    394,200.42

                 2. Memorandum Spread Account Unfunded Amount                                      0.00

                 3. Certificate Account Surplus                                                    0.00

          B. Cash Collateral Account Surplus

                 1. Available Cash Collateral Amount                                      11,457,007.06

                 2. Cash Collateral Account Deposit                                                0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Required Cash Collateral Amount for Next Period                       11,056,978.23

                 5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)           400,028.83

          C. Investment Earnings on Cash Collateral Account                                   41,981.02

          D. Available Cash Collateral Payment Funds                                         442,009.85

 XVI.  Scheduled Disbursement on Cash Collateral Loan
          A. Scheduled Interest

                 1. Interest on Deposit Rate Portion                                           1,570.80

                 2. Interest on Base Rate Portion                                                  0.00

                 3. Unpaid Interest                                                                0.00

                 4. Total (Lines 1 thru 3)                                                     1,570.80

          B. Fees and Expenses

                 1. Fees and Expenses                                                              0.00

                 2. Overdue Fees and Expenses                                                      0.00

                 3. Total (Lines 1 thru 2)                                                         0.00

          C.  Total (Lines A + B)                                                              1,570.80


 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT


 XVII.  Excess From Memorandum Spread Account
          A. Memorandum Spread Account Cap                                                11,056,978.23
          B. Adjusted Memorandum Spread Account Amount

                 1. Memorandum Spread Account Amount                                      11,056,978.24

                 2. Investment Earnings on Cash Collateral Account                            41,981.02

                 3. Interest Due to Cash Collateral Loan                                       1,570.80

                 4. Fees and Expenses to Cash Collateral Loan                                      0.00

                 5. Adjusted Memorandum Spread Account Amount (Max: 0 &
                    Lines 1 + 2 - 3 - 4)                                                  11,097,388.46

          C. Excess from Memorandum Spread Account                                            40,410.22

 XVIII. Disbursement of Available Cash Collateral Payment Funds
          A. Available Cash Collateral Payment Funds                                         442,009.85
          B. Interest Payment to Cash Collateral Loan                                          1,570.80
          C. Fees and Expenses on Cash Collateral Depositor                                        0.00
          D. Principal Payment to Cash Collateral Loan

                 1. Available Disbursement Amount
                         a. Available Amount after Disbursement of Interest,
                            Fees, & Expenses                                                 440,439.05
                         b. From Excess of Memorandum Spread Account                          40,410.22
                         c. Available Disbursement Amount                                    400,028.82

                 2. Principal Balance on Cash Collateral Loan                                400,028.82

                 3. Principal Payment                                                        400,028.82

          E. Excess Amount to Seller                                                          40,410.23

 XIX.   Available Cash Collateral Amount for Next Distribution Date
          A. Available Cash Collateral Amount

                 1. Available Cash Collateral Amount                                      11,457,007.06

                 2. Cash Collateral Account Deposit from Certificate Account                       0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Cash Collateral Account Surplus                                          400,028.83

                 5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)                11,056,978.23

          B. Available Cash Collateral Percentage                                                5.2169%

 XX.    Reimbursed Advance
          A. From Payment in Certificate Account                                             257,156.97
          B. From Excess Spread                                                                8,095.72
          C. From Certificate Account with Cash Collateral Withdrawal                              0.00
          D. Total (Lines A thru C)                                                          265,252.69

 XXI.   Excess Amount to Seller
          A. From Available Cash Collateral Payment Funds                                     40,410.23
          B. From Certificate Account

                 1. Excess Funds                                                             394,200.42

                 2. Certificate Account Surplus                                                    0.00

                 3. Excess Amount                                                            394,200.42

          C. Excess Amount to Seller (Lines A thru B)                                        434,610.65

 XXII.  Weighted Average Coupon as of Current Period                                             9.0703%

 XXIII. Weighted Average Maturity as of Current Period                                      18.82910530

 [Image]      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                             MONTHLY BALANCE REPORT


 I.    Defaulted Receivables Summary
          A. Beginning Balance

                 1. Principal                                                              7,851,544.33

                 2. Interest                                                                 302,366.18

                 3. Total                                                                  8,153,910.51

          B. Additions

                 1. Principal                                                                194,271.79

                 2. Interest                                                                   8,278.93

                 3. Total (Lines 1 thru 2)                                                   202,550.72

          C. Net Recoveries

                 1. Principal                                                                 43,596.26

                 2. Interest                                                                   2,474.46

                 3. Excess                                                                     1,774.78

                 4. Total (Lines 1 thru 3)                                                    47,845.50

          D. Adjustments on Excess from Recoveries                                             1,774.78

          E. Ending Balance

                 1. Principal                                                              8,002,219.86

                 2. Interest                                                                 308,170.65

                 3. Total (Lines 1 + 2)                                                    8,310,390.51

 II.   Portfolio Delinquency Summary
          A. Beginning Balance                                                             3,063,616.71
          B. Additions                                                                     2,783,070.84
          C. Recoveries

                 1. From Repurchased Receivables                                               8,144.37

                 2. Delinquency Adjustments on Matured Contracts                                 853.06

                 3. Others                                                                 2,377,128.12

                 4. Total (Lines 1 thru 3)                                                 2,386,125.55

          D. To Defaulted Receivables                                                         50,151.33

          E. Ending Balance                                                                3,410,410.67

 III.  Outstanding Advances Summary
          A. Beginning Balance                                                             3,741,279.76
          B. Additions                                                                       347,312.18
          C. Reimbursements

                 1. For Defaulted Receivables
                         a. From Receivables Excess Spread                                     8,095.72
                         b. From Cash Collateral Withdrawal                                        0.00
                         c. From Recoveries of Defaulted Receivables                               0.00
                         d. Total (Lines a thru c)                                             8,095.72

                 2. Others                                                                   257,156.97

                 3. Total (Lines 1 thru 2)                                                   265,252.69

          D. Ending Balance (Lines A + B - C)                                              3,823,339.25

 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 March 15, 1999

--------------------------------------------------------------------------------

                             MONTHLY BALANCE REPORT


 IV.   Unreimbursed Advances of Defaulted Receivables Summary
          A. Beginning Balance                                                                     0.00
          B. Additions                                                                         8,095.72
          C. Reimbursements

                 1. From Recoveries of Defaulted Receivables                                       0.00

                 2. From Excess Reserve Account                                                8,095.72

                 3. From Cash Collateral Withdrawal                                                0.00

                 4. Total                                                                      8,095.72

          D. Ending Balance (Lines A + B - C)                                                      0.00

 V.    Maturity Interest Deficiency Summary
          A. Beginning Balance                                                             1,941,713.85
          B. Additions                                                                        43,688.54
          C. Ending Balance                                                                1,985,402.39

 VI.   Certificate Principal Balance
          A. Beginning Balance                                                           229,140,141.11
          B. Monthly Principal

                 1. Defaulted Receivables                                                    194,271.79

                 2. Repurchased Receivables                                                  136,049.54

                 3. Principal Payment                                                     16,864,165.80

                 4. Total (Lines 1 thru 3)                                                17,194,487.13

          C. Ending Balance (Lines A - B)                                                211,945,653.98

 VII.  Automobiles Receivables Balance Summary
          A. Beginning Balance                                                           229,140,141.11
          B. Automobile Receivable Monthly Principal

                 1. Defaulted Receivables                                                    194,271.79

                 2. Others                                                                17,000,215.34

                 3. Total (Lines 1 thru 2)                                                17,194,487.13

          C. Ending Balance                                                              211,945,653.98

 VII. Automobiles Tally Summary
          A. Beginning Number of Receivables                                                     39,602
          B. Additions                                                                                0
          C. Deductions

                 1. Repurchased Receivables                                                          19

                 2. Defaulted Receivables                                                            40

                 3. Matured Receivables                                                           1,170

                 4. Total (Lines 1 thru 3)                                                        1,229

          D. Ending Number of Receivables                                                        38,373

 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION